EXHIBIT 4.1

FORM OF STOCK CERTIFICATE

Number		Shares
RELIANT SOLUTIONS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
AUTHORIZED: 100,000,000 SHARES COMMON STOCK,
WITHOUT PAR VALUE

CUSIP
SEE REVERSE
FOR
This		CERTAIN
certifies	_______________________________________________________	DEFINITIONS
that
is the owner of	_______________________________________________________

FULLY PAID AND NON-ASSESSABLE
SHARES OF COMMON STOCK OF

RELIANT SOLUTIONS, INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate endorsed. This certificate and properly the shares represented hereby are subject to the laws of the State of Colorado, and to the Articles of
Incorporation and Bylaws of the Corporation, as now or hereafter amended.
This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Patrick C. Brooks	Patrick C. Brooks
President	[SEAL]	Secretary

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with the right of	Act
	survivorship and not as tenants	(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X _______________________________________________________________________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

A TRANSFER FEE WILL APPLY